Exhibit 10.4


                                   AGREEMENT



Arc 2 Entertainment Ltd, a British Virgin Islands Corporation and Golden Spirit Gaming Ltd, D/B/A Golden Spirit Poker, a Delaware USA Corporation, mutually agree to amend the Software Sub License Agreement between the two parties dated July 12, 2005 effective upon signing this document.

The parties agree to the Terms and Conditions of a New Agreement titled Internet Poker Room, Casino and Sportsbook Software Licensing Agreement effective upon signing this agreement.

We agree to the above changes.


   ______________________			Date: _______________
  Authorized Signature
  Arc 2 Entertainment Ltd.

   ___________________________			Date: ________________
  Authorized Signature
  Golden Spirit Gaming Ltd.